Exhibit 99.02

Attachment A

Item 4: Description of the due diligence performed

OBX 2026-NQM12 CCA

(1) Type of assets that were reviewed.

Residential Real Estate serving as collateral to mortgage loans.

(2) Sample size of the assets reviewed.

The Review consisted of a sample population of seven (7) appraisals.

(3) Determination of the sample size and computation.

The sample population was determined and provided by Consolidated Analytics’ client (as identified by Item 2).

(4) Quality or integrity of information or data about the assets: review and methodology.

See response below in Item 6.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

If the due diligence performed by the third party is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization, identify the nationally recognized statistical rating organization and the title and date of the published criteria (more than one nationally recognized statistical rating organization may be identified).

Identity of NRSRO	Title and Date of Criteria
N/A	N/A

(6) Value of collateral securing the assets: review and methodology.

The value of the collateral was reviewed by providing seven (7) CCAs.

Under this methodology, a licensed or certified real estate appraiser conducts a retrospective review of the appraisal report associated with the mortgaged property to evaluate whether the appraiser’s opinion of value appears reasonable and adequately supported as of the appraisal’s effective date. The review considers the completeness of the appraisal report, the appropriateness of the valuation methodology applied, the selection and relevance of comparable properties, and the reasonableness of adjustments and assumptions used in the original analysis.

The valuation review process is intended to provide an independent assessment of whether the collateral value associated with the mortgage loan appears reasonable based on available market information and appraisal review standards. This process is not intended to replace a full appraisal or property inspection but rather to evaluate the credibility and support of an existing appraisal and identify potential valuation discrepancies that could affect the assessment of collateral risk.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

Not applicable.

Attachment B
Item 5: Summary of findings and conclusions of review

Summary of Results

Total CCAs completed by Consolidated Analytics	7

Summary of Value Variances	Count	Percentage
>10% Variance from OA	0	0.00%
>5% to 10% Variance from OA	0	0.00%
>0% to 5% Variance from OA	0	0.00%
0% Variance to OA	7	100.00%
<0% to -5% Variance from OA	0	0.00%
<-5% to -10% Variance from OA	0	0.00%
<-10% Variance from OA	0	0.00%
Total Sample	7	100.00%